Exhibit 99 - (e)(iii)
                         DEUTSCHE INVESTORS FUNDS, INC.
                       (f/k/a FLAG INVESTORS FUNDS, INC.)
                             DISTRIBUTION AGREEMENT
                                   Appendix A
                             as of December 20, 1999
                          amended as of March 28, 2001

-------------------------------------------------- -------------- ------------------------------ --------------------
                                                                             Distribution                 Service
Series                                                 Class                     Fee*                       Fee*
-------------------------------------------------- -------------- ------------------------------ --------------------

Top 50 World Fund                                        A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Europe Fund                                       A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Asia Fund                                         A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 US Fund                                           A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
European Mid-Cap Fund                                    A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Japanese Equity Fund                                     A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Growth Opportunity Fund                                  A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Financial Services Fund                           A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Biotechnology Fund                                A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Technology Fund                                   A                       0.25%                      None
-------------------------------------------------- -------------- ------------------------------ --------------------
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 World Fund                                        B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Europe Fund                                       B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Asia Fund                                         B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 US Fund                                           B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
European Mid-Cap Fund                                    B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Japanese Equity Fund                                     B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Growth Opportunity Fund                                  B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Financial Services Fund                           B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Biotechnology Fund                                B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Technology Fund                                   B                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 World Fund                                        C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Europe Fund                                       C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 Asia Fund                                         C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Top 50 US Fund                                           C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
European Mid-Cap Fund                                    C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Japanese Equity Fund                                     C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Growth Opportunity Fund                                  C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Financial Services Fund                           C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Biotechnology Fund                                C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Technology Fund                                   C                       0.75%                     0.25%
-------------------------------------------------- -------------- ------------------------------ --------------------
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Financial Services Fund                     Institutional                 None                       None
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Biotechnology Fund                          Institutional                 None                       None
-------------------------------------------------- -------------- ------------------------------ --------------------
Global Technology Fund                             Institutional                 None                       None
-------------------------------------------------- -------------- ------------------------------ --------------------

* annualized percentage of average daily net assets

IN WITNESS WHEREOF, the parties hereto have caused this Amended Appendix A to the Distribution Agreement between Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc.) and ICC Distributors, Inc. to be executed in their names and on their behalf by and through their duly authorized officers, as of March 28, 2001.


                                       DEUTSCHE INVESTORS FUNDS, INC.
                                       (formerly, Flag Investors Funds, Inc.)

                                                     By: /s/ Amy M. Olmert
                                                         -----------------------
                                                     Name: Amy M. Olmert
                                                     Title: Secretary

                                       ICC DISTRIBUTORS, INC.

                                                     By: /s/ John Y. Keffer
                                                         -----------------------
                                                     Name: John Y. Keffer
                                                     Title: President